Purchase of Membership Interest in Etheralabs LLC	3 Months Ended
Sep. 30, 2023
Purchase of Membership Interest in Etheralabs Llc [Abstract]
PURCHASE OF MEMBERSHIP INTEREST IN ETHERALABS LLC

NOTE 16. PURCHASE OF MEMBERSHIP INTEREST IN ETHERALABS LLC

On February 28, 2022, the Company entered into a definitive agreement to acquire 51% of Etheralabs LLC for 2,550,000 of the Company’s common stock valued at $104,550 with a lock-up. The shares will be restricted with a lock-up period for 2 years. Etheralabs LLC is a New York City based venture lab and ecosystem that invests in, builds, and deploys disruptive technologies across the Blockchain space, and the transaction includes a global access to Etheralabs´ full stack of technologies across the Blockchain and global funding landscape. Etheralabs’ ecosystem allows development and finance partnerships throughout the blockchain world and beyond, and connects the blockchain community, investors and venture capital to relevant data intelligence and direct investment opportunities. The Company intends to ensure that Etheralabs future product and technology roadmap supports wikiprofile.com and the upcoming Wikifunding platform aiming to accelerate matching investors to startups.

On May 25, 2022, the Company entered into an agreement to transfer its 51% ownership interest in Etheralabs LLC to settle $300,000 of Line of credit — related party debt, as well as $41 of interest.

The Membership interest in Etheralabs consisted of intangible assets of licensed know-how with no tangible value attached and was never in operations and no revenue was generated during the 3 months Wikisoft held the Membership Interest. The transfer of ownership did not qualify for presentation as a discontinued operation in accordance with ASC 205-20.